Property and Equipment, Net (Tables)	3 Months Ended
Mar. 31, 2020
Property, Plant and Equipment [Abstract]
Property and Equipment, Net
Property and equipment, net consisted of the following (in thousands):

	March 31, 2020	December 31, 2019
Lab equipment	$18,824	$18,214
Office equipment	2,138	2,211
Furniture and fixtures	1,222	1,301
Leasehold improvements	9,684	10,316
Assets under construction	7,154	4,687
Less: accumulated depreciation	(9,222)	(8,565)
Total property and equipment, net	$29,800	$28,164